[Image: Looking at Earth from the moon]         ANNUAL REPORT
                                                MARCH 31, 2001




                                                AUSTIN GLOBAL
                                                EQUITY FUND




                                                FORUM
                                                FUNDS

                               TABLE OF CONTENTS



A Message to Our Shareholders..................................................1

Comparison of Change in Value of $10,000 Investment............................3

Schedule of Investments........................................................4

Statement of Assets and Liabilities............................................9

Statement of Operations.......................................................10

Statement of Changes in Net Assets............................................11

Financial Highlights..........................................................12

Notes to Financial Statements.................................................13

Independent Auditors' Report..................................................16

--------------------------------------------------------------------------------
AUSTIN GLOBAL EQUITY FUND
ANNUAL REPORT
MARCH 31, 2001
--------------------------------------------------------------------------------

Two Portland Square                               Shareholder Inquiries
Portland, ME  04101                               ForumShareholder Services, LLC
                                                  800-943-6786
                                                  P.O. Box 446
                                                  Portland, ME  04112
                                                  207-879-0001
                                                  800-94FORUM

--------------------------------------------------------------------------------

Dear Fellow Shareholder:

         As with much of the market, the fiscal year ended March 31, 2001 proved difficult for the Austin Global Equity Fund (the "Fund"). During the 12 months ended March 31, 2001 the Fund declined 40.15% versus a decline of 25.11% for the MSCI World Index. This general downturn was particularly disappointing because the Fund, since its inception on December 8, 1993, has grown at a favorable average annual rate of 11.36%, compared with the 10.32% achieved by MSCI World Index. For the period ended March 31, the Fund's average annual three-year and five-year returns were 3.39% and 10.90%, which also compare favorably with the corresponding gains of 0.93% and 8.21% for the MSCI World Index.*

         A notable factor contributing to the decline in the Fund's per share net asset value was undoubtedly the decline in various stock market indices, particularly the Nasdaq in the United States. These declines were not only steep but volatile. This investment environment, coupled with the Fund's usual fully invested position, contributed to the Fund's relatively poor investment performance for the year. A particularly negative influence on performance was the decline of the portfolio's technology stocks in both absolute and relative terms.

         The broad-based market downturn in technology/growth stocks that commenced in calendar year 2000 continued through the end of the Fund's fiscal year, March 31, 2001. In an attempt to stem further declines in performance, we eliminated or significantly reduced the Fund's positions in several technology stocks during the fiscal year. Check Point and Cisco are examples, both these positions were reduced in February 2000 and periodically thereafter. The Fund's position in Check Point was totally eliminated by year end, while Cisco, a company in whose long term prospects we continue to believe, was significantly reduced.

         The elimination and reduction of several technology and growth stocks unfortunately had adverse tax consequences, as many of the positions that were sold had large embedded gains. The Fund also sold positions in which it had losses in order to offset some of the tax consequences of those gains. The sales, however, were not sufficient to eliminate all the gains realized, and as a result the Fund made a large capital gain distribution on December 18, 2000. These activities increased the portfolio turnover to rates that were higher than usual. We anticipate a return to a lower turnover rate in the Fund as the equity markets stabilize.


                                       1                             FORUM FUNDS

--------------------------------------------------------------------------------
AUSTIN GLOBAL EQUITY FUND
ANNUAL REPORT
MARCH 31, 2001
--------------------------------------------------------------------------------

         At this juncture, we are cautiously optimistic about the economy and market conditions. Indications that the U.S. Federal Reserve Bank, together with other central banks, will continue to accommodate monetary needs of global capital markets bodes well for recovery in corporate earnings and the potential appreciation of stocks. We continue to focus on well financed companies in a number of geographic markets while remaining enthusiastic about selected opportunities within the technology, finance, energy and pharmaceutical industries. In addition, we still regard selected privatized companies that were formerly government or state owned enterprises as potentially fruitful areas to invest Fund assets.

          The Fund's Top 10 positions at March 31, 2001 accounted for 29.1% of assets and consisted of the following companies:

          Bank of New York                   5.5%
          Telecom Italia Mobile              3.7%
          Toyota Motor Corp.                 3.1%
          Schlumberger Ltd                   2.8%
          Sony Corp. Adr.                    2.7%
          Kos Pharmaceuticals                2.6%
          MBIA Inc.                          2.4%
          Anadarko Petroleum Corp.           2.3%
          Royal Dutch Petroleum              2.1%
          Total Fina Elf                     2.0%


Thank you all for your support. We remain committed to meeting your global investment needs.


/s/ Peter A. Vlachos

Peter A. Vlachos
President
Austin Investment Management, Inc.







*Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that shares may be worth more or less than at redemption than at original purchase. The Fund's return assumes reinvestment of dividend and capital gain distributions. Investing overseas involves special risks, including the volatility of currency exchange rates, and in some cases, political and economic instability and relatively illiquid markets.


                                       2                             FORUM FUNDS

--------------------------------------------------------------------------------
AUSTIN GLOBAL EQUITY FUND
COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
MARCH 31, 2001
--------------------------------------------------------------------------------

The following chart compares changes in the value of a $10,000 investment in Austin Global Equity Fund (the "Fund"), including reinvested dividends and distributions, to the performance of the Morgan Stanley Capital International World Index ("MSCI"). The MSCI measures the performance of a diverse range of global stock markets in the United States, Canada, Europe, Australia, New Zealand and the Far East. The MSCI is unmanaged and its performance reflects the reinvestment of dividends. It is important to keep in mind that the MSCI excludes the effect of any expenses which have been deducted from Austin Global Equity Fund's return. It is not possible to invest directly in any index. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES MAY BE WORTH MORE OR LESS AT REDEMPTION THAN AT ORIGINAL PURCHASE.

        AUSTIN GLOBAL EQUITY FUND VS. MSCI

                  Austin Global
                   Equity Fund    MSCI
                  -------------   ----
           Dec-93     10,000     10,000
                      10,000     10,243
           Dec-93     10,000     10,487
                      10,020     10,831
           Jan-94     10,040     11,176
           Feb-94      9,990     11,029
           Mar-94      9,890     10,551
           Apr-94      9,860     10,875
           May-94      9,870     10,900
           Jun-94      9,800     10,867
           Jul-94      9,910     11,072
           Aug-94     10,140     11,403
           Sep-94     10,190     11,100
           Oct-94     10,520     11,414
           Nov-94     10,070     10,916
           Dec-94     10,210     11,019
           Jan-95     10,090     10,851
           Feb-95     10,290     11,007
           Mar-95     10,230     11,535
           Apr-95     10,500     11,934
           May-95     11,100     12,033
           Jun-95     11,590     12,027
           Jul-95     12,100     12,626
           Aug-95     12,070     12,342
           Sep-95     12,550     12,699
           Oct-95     12,120     12,496
           Nov-95     12,450     12,927
           Dec-95     12,520     13,302
           Jan-96     12,837     13,540
           Feb-96     12,990     13,620
           Mar-96     13,092     13,844
           Apr-96     13,470     14,166
           May-96     13,675     14,176
           Jun-96     13,481     14,245
           Jul-96     12,561     13,738
           Aug-96     13,000     13,894
           Sep-96     13,481     14,435
           Oct-96     13,828     14,533
           Nov-96     14,937     15,344
           Dec-96     14,339     15,095
           Jan-97     14,660     15,275
           Feb-97     14,605     15,447
           Mar-97     14,206     15,139
           Apr-97     14,704     15,631
           May-97     16,021     16,593
           Jun-97     16,364     17,418
           Jul-97     17,847     18,217
           Aug-97     16,961     16,995
           Sep-97     18,156     17,916
           Oct-97     17,459     16,970
           Nov-97     17,360     17,267
           Dec-97     17,771     17,475
           Jan-98     17,722     17,959
           Feb-98     18,821     19,171
           Mar-98     19,872     19,978
           Apr-98     20,580     20,170
           May-98     20,238     19,914
           Jun-98     21,069     20,384
           Jul-98     21,606     20,348
           Aug-98     17,856     17,631
           Sep-98     18,198     17,940
           Oct-98     19,285     19,559
           Nov-98     20,446     20,719
           Dec-98     21,840     21,728
           Jan-99     22,221     22,201
           Feb-99     21,184     21,607
           Mar-99     21,762     22,503
           Apr-99     22,418     23,387
           May-99     21,407     22,530
           Jun-99     22,917     23,577
           Jul-99     22,733     23,503
           Aug-99     23,415     23,458
           Sep-99     23,324     23,228
           Oct-99     25,319     24,432
           Nov-99     28,311     25,116
           Dec-99     34,047     27,146
           Jan-00     32,669     25,588
           Feb-00     36,843     25,654
           Mar-00     36,698     27,424
           Apr-00     32,590     26,261
           May-00     30,713     25,593
           Jun-00     32,971     26,452
           Jul-00     31,645     25,704
           Aug-00     33,535     26,537
           Sep-00     30,831     25,123
           Oct-00     29,414     24,699
           Nov-00     26,552     23,196
           Dec-00     26,531     23,568
           Jan-01     26,808     24,033
           Feb-01     23,550     22,000
           Mar-01     21,964     20,539


INVESTMENT VALUE ON 3/31/01 *
-----------------------------
Austin Global Equity Fund                    $ 21,964
MSCI                                         $ 20,539

                                                                       INCEPTION
AVERAGE ANNUAL TOTAL RETURN AS OF 3/31/01 ** ONE YEAR     FIVE YEAR     TO DATE
-------------------------------------------- --------     ---------     -------
Austin Global Equity Fund                    (40.15%)        10.90%      11.36%
MSCI                                         (25.11%)         8.21%      10.32%

* Inception date for Austin Global Equity Fund was December 8, 1993. Performance figures for the MSCI Index are for the period from 11/30/93 to 3/31/01.

** Market volatility can significantly impact short-term performance. Results of an investment made today may differ substantially from the Fund's historical performance. For up-to-date performance information please call 1-800-94FORUM.


                                       3                             FORUM FUNDS

--------------------------------------------------------------------------------
AUSTIN GLOBAL EQUITY FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2001
--------------------------------------------------------------------------------

    SHARES                            SECURITY DESCRIPTION                              COST              VALUE
---------------   -------------------------------------------------------------   ----------------   ----------------

COMMON STOCK (93.7%)

                  AUSTRALIA (0.6%)
         10,000   Telstra Corp. Ltd., ADR                                          $       145,158    $       156,100
                                                                                  ----------------   ----------------
                  BELGIUM (1.0%)
          5,000   Delhaize Le Lion                                                         249,082            263,442
                                                                                  ----------------   ----------------
                  FINLAND (1.6%)
         18,000   Nokia Corp., ADR                                                         214,337            432,000
                                                                                  ----------------   ----------------
                  FRANCE (6.0%)
            100   Immobiliere Marseillaise                                                 180,868            304,019
         20,000   L'OREAL, ADR                                                             217,414            271,928
          1,500   Simco SA                                                                 125,430             98,990
          2,000   Suez Lyonnaise des Eaux                                                  320,028            295,267
            167   Taittinger SA                                                            138,418            112,349
          4,000   Total Fina Elf                                                           602,914            542,796
                                                                                  ----------------   ----------------
                                                                                         1,585,072          1,625,349
                                                                                  ----------------   ----------------
                  GERMANY (8.7%)
          1,400   Allianz AG                                                               449,460            409,042
          6,000   Commerzbank AG                                                           227,453            167,612
          6,500   HypoVereinsbank                                                          408,962            353,392
          1,500   Muenchener Rueckversicherungs-Gesellschaft AG                            480,058            449,530
          4,000   RWE AG                                                                   139,337            143,920
          6,000   RWE AG ADR                                                               225,952            215,881
          4,000   Schering AG +                                                            227,669            194,841
          4,000   Siemens AG                                                               598,037            413,727
                                                                                  ----------------   ----------------
                                                                                         2,756,928          2,347,945
                                                                                  ----------------   ----------------
                  GREECE (1.0%)
         10,600   Alpha Credit Bank                                                        340,500            275,125
                                                                                  ----------------   ----------------
                  HONG KONG (0.7%)
        100,000   Giordano International                                                    59,868             49,040
         95,832   Hong Kong and China Gas Co. Ltd., ADR                                     85,000            130,255
                                                                                  ----------------   ----------------
                                                                                           144,868            179,295
                                                                                  ----------------   ----------------


See Notes to Financial Statements.     4                             FORUM FUNDS

--------------------------------------------------------------------------------
AUSTIN GLOBAL EQUITY FUND
SCHEDULE OF INVESTMENTS (continued)
MARCH 31, 2001
--------------------------------------------------------------------------------

    SHARES                            SECURITY DESCRIPTION                              COST              VALUE
---------------   -------------------------------------------------------------   ----------------   ----------------

COMMON STOCK - CONTINUED

                  ITALY (5.4%)
         24,000   Mediolanum SpA                                                         $ 408,431          $ 249,722
        150,000   Parmalat Finanziaria SpA                                                 216,908            212,175
        150,000   Telecom Italia Mobile SpA                                                185,989          1,013,100
              7   Telecom Italia SpA                                                            19                 71
                                                                                  ----------------   ----------------
                                                                                           811,347          1,475,068
                                                                                  ----------------   ----------------

                  JAPAN (9.3%)
         50,000   Mitsui Marine and Fire Insurance Co., Ltd.                               223,125            271,715
          5,000   NTT DoCoMo, Inc., ADR                                                    222,060            434,902
         10,000   Sony Corp., ADR                                                          484,560            722,500
          5,000   Tokio Marine & Fire Insurance Co. Ltd., ADR                              239,950            251,250
         12,000   Toyota Motor Corp., ADR                                                  670,970            849,000
                                                                                  ----------------   ----------------
                                                                                         1,840,665          2,529,367
                                                                                  ----------------   ----------------

                  LUXEMBOURG (1.8%)
          3,500   Societe Europeenne Satellite, FDR                                        592,671            495,058
                                                                                  ----------------   ----------------

                  MALAYSIA (0.4%)
         10,000   Nestle (Malaysia) Berhard                                                 66,728             53,686
         15,000   Telekom Malaysia Berhad                                                   68,750             46,185
                                                                                  ----------------   ----------------
                                                                                           135,478             99,871
                                                                                  ----------------   ----------------

                  MEXICO (1.8%)
          6,000   San Paolo-IMI SPA, ADR                                                   210,620            162,600
         10,000   Telefonos De Mexico, ADR                                                 312,148            315,400
                                                                                  ----------------   ----------------
                                                                                           522,768            478,000
                                                                                  ----------------   ----------------

                  NETHERLANDS (5.2%)
         11,285   Aegon NV, ADR                                                            191,545            329,973
         20,000   Koninklijke (Royal) Philips Electronics NV, ADR                          726,913            534,000
         10,000   Royal Dutch Petroleum Co.                                                508,628            554,400
                                                                                  ----------------   ----------------
                                                                                         1,427,086          1,418,373
                                                                                  ----------------   ----------------

                  POLAND (0.5%)
         25,000   Telekomunikacja Polska SA, GDR *                                         120,200            133,918
                                                                                  ----------------   ----------------

                  SINGAPORE (0.3%)
         10,000   Singapore Airlines Ltd.                                                   95,566             75,328
                                                                                  ----------------   ----------------


See Notes to Financial Statements.     5                             FORUM FUNDS

--------------------------------------------------------------------------------
AUSTIN GLOBAL EQUITY FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2001
--------------------------------------------------------------------------------

    SHARES                            SECURITY DESCRIPTION                              COST              VALUE
---------------   -------------------------------------------------------------   ----------------   ----------------

COMMON STOCK - CONTINUED

                  SOUTH KOREA (0.4%)
          5,000   Korea Telecom Corp., ADR                                               $ 137,800          $ 116,100
                                                                                  ----------------   ----------------

                  SPAIN (0.7%)
         15,000   Altadis SA                                                               215,405            185,648
                                                                                  ----------------   ----------------

                  SWITZERLAND (0.8%)
          3,000   Roche Holdings Ltd., ADR                                                 185,736            217,271
                                                                                  ----------------   ----------------

                  TAIWAN (0.2%)
          3,232   Taiwan Semiconductor Manufacturing Co. Ltd., ADR +                       123,939             63,024
                                                                                  ----------------   ----------------

                  TURKEY (0.2%)
     13,859,999   Haci Omer Sabanci Holding                                                101,814             52,668
                                                                                  ----------------   ----------------

                  UNITED KINGDOM (6.1%)
         36,000   AWG plc                                                                  295,541            295,574
      4,752,000   AWG Plc-Red Shares                                                         7,308              5,227
         50,000   British American Tobacco plc +                                           369,290            368,935
          8,000   Diageo PLC, ADR                                                          302,346            323,600
          5,000   HSBC Holdings plc - ADR                                                  272,549            298,250
          5,000   Rio Tinto plc, ADR                                                       210,113            350,700
                                                                                  ----------------   ----------------
                                                                                         1,457,147          1,642,286
                                                                                  ----------------   ----------------

                  UNITED STATES (41.0%)
          8,000   Alcan, Inc.                                                              288,825            288,000
          8,000   American Home Products Corp.                                             478,845            470,000
         10,000   Anadarko Petroleum Corp.                                                 628,133            627,800
         30,000   Bank of New York Co., Inc.                                               272,813          1,477,200
          7,000   Bank One Corp.                                                           261,925            253,260
          2,050   Check Point Software Technologies Ltd. +                                  21,183             97,375
         25,000   Cisco Systems, Inc. +                                                    122,743            395,312
         18,450   Corning, Inc.                                                            774,343            381,730
          6,000   Costco Wholesale Corp. +                                                 224,250            235,500
          7,000   Cox Communications, Inc. +                                               309,763            311,430
          2,460   El Paso Corp.                                                            152,181            160,638
          7,000   EMC Corp. +                                                              390,549            205,800
          6,000   Federated Department Stores, Inc. +                                      269,690            249,300


See Notes to Financial Statements.     6                             FORUM FUNDS

--------------------------------------------------------------------------------
AUSTIN GLOBAL EQUITY FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2001
--------------------------------------------------------------------------------

    SHARES                            SECURITY DESCRIPTION                              COST              VALUE
---------------   -------------------------------------------------------------   ----------------   ----------------

COMMON STOCK - CONTINUED

                  United States (continued)

          6,000   General Electric Co.                                                   $ 247,426          $ 251,160
          9,500   Home Depot, Inc.                                                         405,743            409,450
         20,000   Intel Corp.                                                              455,250            526,250
          5,000   JDS Uniphase Corp. +                                                     133,441             92,188
         40,000   Kos Pharmaceuticals, Inc. +                                              234,288            702,500
          8,000   MBIA, Inc.                                                               491,980            645,440
          7,000   Microsoft Corp. +                                                        315,577            382,812
         10,000   Pfizer, Inc.                                                             444,038            409,500
          8,000   Pharmacia Corp.                                                          429,315            402,960
         13,000   Schlumberger Ltd.                                                        601,957            748,930
          5,000   Sealed Air Corp. +                                                       192,470            166,650
         50,000   Silicon Graphics, Inc. +                                                 209,250            197,000
         10,000   Stillwater Mining Co. +                                                  282,150            270,500
          7,500   TMP Worldwide Inc. +                                                     417,403            281,719
          4,500   Unocal Corp.                                                             157,680            155,565
         10,000   Young Broadcasting Corp. +                                               359,535            313,750
                                                                                  ----------------   ----------------
                                                                                         9,572,746         11,109,719
                                                                                  ----------------   ----------------
                  Total Common Stock                                                    22,776,313         25,370,955
                                                                                  ----------------   ----------------


See Notes to Financial Statements.     7                             FORUM FUNDS

--------------------------------------------------------------------------------
AUSTIN GLOBAL EQUITY FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2001
--------------------------------------------------------------------------------

   PRINCIPAL                          SECURITY DESCRIPTION                              COST              VALUE
---------------   -------------------------------------------------------------   ----------------   ----------------

FIXED RATE CONVERTIBLE BONDS (2.2%)

                  FRANCE (0.3%)
        100,000   France Telecom, 4.13%, 11/29/04                                        $ 102,340           $ 83,873
                                                                                  ----------------   ----------------
                  NETHERLANDS (0.8%)
        400,000   Koninklijke Ahold NV, 3.00%, 9/30/03                                     216,532            203,692
                                                                                  ----------------   ----------------
                  UNITED STATES (1.1%)
        300,000   Bell Atlantic Financial, 4.25%, 9/15/05 *                                300,000            303,000
                                                                                  ----------------   ----------------
                  Total Fixed Rate Convertible Bonds                                       618,872            590,565
                                                                                  ----------------   ----------------
SHORT-TERM HOLDINGS (3.3%)

        882,867   Bankers Trust Institutional Cash Money Market                            882,867            882,867
                                                                                  ----------------   ----------------
Total Short-Term Holdings                                                                                     882,867
                                                                                                     ----------------

TOTAL INVESTMENTS (99.2%)                                                             $ 24,278,052       $ 26,844,387
                                                                                  ----------------   ----------------
OTHER ASSETS AND LIABILITIES, NET  (0.8%)                                                                   $ 236,585
                                                                                  ----------------   ----------------
NET ASSETS  (100.0%)                                                                                     $ 27,080,972
----------------------------------------------------------------------------------                   =================


+ Non-income producing security.
*Securities that may be sold to "qualified institutional buyers" under the rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid pursuant to procedures adopted by the Board of Trustees.
ADR - American Depository Receipt.
FDR - Foreign Depository Receipt.
GDR - Global Depository Receipt.


See Notes to Financial Statements.     8                             FORUM FUNDS

--------------------------------------------------------------------------------
AUSTIN GLOBAL EQUITY FUND
STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 2001
--------------------------------------------------------------------------------


ASSETS
     Investments (Note 2)
         Investments, at cost                                                        $ 24,278,052
         Net unrealized appreciation                                                    2,566,335
                                                                                ------------------
     Total investments, at value                                                       26,844,387

     Receivable for Fund shares issued                                                      7,026
     Receivable for investments sold                                                      196,433
     Interest, dividends and other receivables                                             98,496
     Other assets                                                                           4,393
                                                                                ------------------

Total Assets                                                                           27,150,735
                                                                                ------------------

LIABILITIES
     Payable to adviser (Note 3)                                                           36,068
     Payable to administrator (Note 3)                                                      6,011
     Accrued expenses and other liabilities                                                27,684
                                                                                ------------------
Total Liabilities                                                                          69,763
                                                                                ------------------

NET ASSETS                                                                           $ 27,080,972
                                                                                ==================


COMPONENTS OF NET ASSETS
     Paid-in capital                                                                 $ 25,550,941
     Unrealized appreciation of investments and foreign currency transactions           2,563,315
     Net realized loss on investments and foreign currency transactions                (1,033,284)
                                                                                ------------------

NET ASSETS                                                                           $ 27,080,972
                                                                                ==================

SHARES OF BENEFICIAL INTEREST                                                           1,792,870
                                                                                ==================

NET ASSET VALUE, OFFERING AND REDEMPTION
     PRICE PER SHARE                                                                      $ 15.10
                                                                                ==================


See Notes to Financial Statements.     9                             FORUM FUNDS

--------------------------------------------------------------------------------
AUSTIN GLOBAL EQUITY FUND
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED MARCH 31, 2001
--------------------------------------------------------------------------------

INVESTMENT INCOME
     Dividend income                                                                    $ 429,323
     Interest income                                                                       46,901
                                                                                ------------------
Total Investment Income                                                                   476,224
                                                                                ------------------

EXPENSES
     Investment advisory (Note 3)                                                         550,184
     Administration (Note 3)                                                               91,697
     Transfer agent (Note 3)                                                               19,535
     Custody (Note 3)                                                                      23,776
     Accounting (Note 3)                                                                   50,900
     Audit                                                                                 17,300
     Legal                                                                                  4,909
     Trustees                                                                               1,701
     Compliance                                                                            12,418
     Pricing                                                                                9,656
     Miscellaneous                                                                         20,975
                                                                                ------------------
Total Expenses                                                                            803,051
                                                                                ------------------

NET INVESTMENT LOSS                                                                      (326,827)
                                                                                ------------------

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS
     AND FOREIGN CURRENCY TRANSACTIONS
     Net realized loss on investments sold                                               (698,960)
     Net realized loss on foreign currency transactions                                   (46,494)
     Net change in unrealized depreciation of investments                             (16,916,610)
     Net change in unrealized depreciation on foreign currency transactions                (2,823)
                                                                                ------------------

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS
     AND FOREIGN CURRENCY TRANSACTIONS                                                (17,664,887)
                                                                                ------------------

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                                $ (17,991,714)
                                                                                ==================


See Notes to Financial Statements.     10                            FORUM FUNDS

--------------------------------------------------------------------------------
AUSTIN GLOBAL EQUITY FUND
STATEMENTS OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                                                      Year                  Year
                                                                                      Ended                 Ended
                                                                                 March 31, 2001        March 31, 2000
                                                                                ------------------    ------------------

OPERATIONS
     Net investment loss                                                               $ (326,827)           $ (320,012)
     Net realized gain (loss) on investments sold
         and foreign currency transactions                                               (745,454)            3,411,520
     Net change in unrealized appreciation (depreciation)
         of investments and foreign currency transactions                             (16,919,433)           13,558,227
                                                                                ------------------    ------------------
Net Increase (Decrease) in Net Assets Resulting
     from Operations                                                                  (17,991,714)           16,649,735
                                                                                ------------------    ------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM
     Net realized gain on investments sold                                             (3,283,399)                    -
                                                                                ------------------    ------------------
Total Distributions to Shareholders                                                    (3,283,399)                    -
                                                                                ------------------    ------------------

CAPITAL SHARE TRANSACTIONS
     Sale of shares                                                                    46,721,025             7,959,840
     Reinvestment of distributions                                                      3,270,688                     -
     Redemption of shares                                                             (44,156,287)           (4,103,059)
                                                                                ------------------    ------------------
Net Increase from Capital Share Transactions                                            5,835,426             3,856,781
                                                                                ------------------    ------------------

Net Increase (Decrease) in Net Assets                                                 (15,439,687)           20,506,516
                                                                                ------------------    ------------------

NET ASSETS
Beginning of Period                                                                    42,520,659            22,014,143
                                                                                ------------------    ------------------
End of Period (a)                                                                    $ 27,080,972          $ 42,520,659
                                                                                ==================    ==================

SHARE TRANSACTIONS
     Sale of shares                                                                     2,292,497               359,722
     Reinvestment of distributions                                                        176,317                     -
     Redemption of shares                                                              (2,196,551)             (167,070)
                                                                                ------------------    ------------------
Net Increase in Shares                                                                    272,263               192,652
                                                                                ==================    ==================

(a) Undistributed net investment loss                                                         $ -                   $ -
                                                                                ==================    ==================


See Notes to Financial Statements.     11                            FORUM FUNDS

--------------------------------------------------------------------------------
AUSTIN GLOBAL EQUITY FUND
FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

Selected per share data and ratios for a share outstanding throughout each period.

                                                                                                   Nine
                                              Year         Year          Year         Year        Months        Year
                                              Ended        Ended        Ended        Ended        Ended        Ended
                                            March 31,    March 31,    March 31,    March 31,    March 31,     June 30,
                                              2001         2000          1999         1998         1997         1996
                                           ------------ ------------  -----------  -----------  -----------   ---------

NET ASSET VALUE, Beginning of Period            $27.96       $16.58       $16.27       $12.84       $13.19      $11.60
                                           ------------ ------------  -----------  -----------  -----------   ---------

INVESTMENT OPERATIONS
  Net investment income (loss)                   (0.18)       (0.21)        0.15        (0.07)       (0.11)      (0.12)
  Net realized and unrealized gain (loss)
    on investments                              (10.67)       11.59         1.32         4.95         0.86        1.98
                                           ------------ ------------  -----------  -----------  -----------   ---------

Total from Investment Operations                (10.85)       11.38         1.47         4.88         0.75        1.86
                                           ------------ ------------  -----------  -----------  -----------   ---------

DISTRIBUTIONS TO SHAREHOLDERS FROM
  Net investment income                              -            -        (0.14)           -            -           -
  Net realized gain on investments
    and foreign currency transactions            (2.01)           -        (0.90)       (1.45)       (1.10)      (0.27)
  Return of capital                                  -            -        (0.12)           -            -           -
                                           ------------ ------------  -----------  -----------  -----------   ---------

Total Distributions to Shareholders              (2.01)           -        (1.16)       (1.45)       (1.10)      (0.27)
                                           ------------ ------------  -----------  -----------  -----------   ---------

NET ASSET VALUE, End of Period                  $15.10       $27.96       $16.58       $16.27       $12.84      $13.19
                                           ============ ============  ===========  ===========  ===========   =========

TOTAL RETURN                                    (40.15)%     68.64%        9.51%       39.88%        5.38%      16.22%

RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000's omitted)    $27,081      $42,521      $22,014      $15,379      $10,289     $10,326

Ratios to Average Net Assets:
  Expenses, including reimbursement/
    waiver of fees                               2.19%        2.24%        2.42%        2.50%        2.50% (a)   2.50%
  Expenses, excluding reimbursement/
    waiver of fees                               2.19%        2.24%        2.42%        2.69%        3.38% (a)   3.25%
  Net investment income (loss), including
    reimbursement/waiver of fees                (0.89%)      (1.06%)       0.92%       (0.50%)      (1.09%)(a)  (0.98%)

PORTFOLIO TURNOVER RATE                            60%          49%          51%          57%          45%         94%

------------------------------------------


(a) Annualized.


See Notes to Financial Statements.     12                            FORUM FUNDS

--------------------------------------------------------------------------------
AUSTIN GLOBAL EQUITY FUND
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2001
--------------------------------------------------------------------------------

NOTE 1. ORGANIZATION

Forum Funds(R) (the "Trust") is a Delaware business trust that is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "Act"). The Trust currently has eighteen investment portfolios. Included in this report is Austin Global Equity Fund (the "Fund"), a diversified series of the Trust. The Fund commenced operations on December 8, 1993. Under its Trust Instrument, the Trust is authorized to issue an unlimited number of the Fund's shares of beneficial interest without par value.

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual amounts could differ from these estimates. The following summarizes the significant accounting policies of the Fund:

SECURITY VALUATION - On each Fund business day, the Trust determines the net asset value per share of the Fund as of the close of the regular trading day on the New York Stock Exchange. Securities, other than short-term securities, held by the Fund, and for which market quotations are readily available, are valued using the last reported sales price or, if no sales price is reported, the mean of the last bid and ask price as provided by independent pricing services. In the absence of readily available market quotations, securities are valued at fair value as determined by the Trust's Board of Trustees. Securities that mature in sixty days or less are valued at amortized cost.

SECURITY TRANSACTIONS AND INVESTMENT INCOME - Investment transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Dividend income is recorded net of unrecoverable withholding tax. Interest income is recorded as earned. Identified cost of investments sold is used to determine gain and loss for both financial statement and federal income tax purposes. Foreign dividend and interest income amounts and realized capital gain or loss are converted to U.S. dollar equivalents using foreign exchange rates in effect at the date of the transactions.

Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars as follows: (i) assets and liabilities at the rate of exchange at the end of the respective period; and
(ii) purchases and sales of securities and income and expenses at the rate of exchange prevailing on the dates of such transactions. The portion of the results of operations arising from changes in the exchange rates and the portion due to fluctuations arising from changes in the market prices of securities are not isolated. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

The Fund may enter into transactions to purchase or sell foreign currencies to protect the U.S. dollar value of its underlying portfolio securities against the effect of possible adverse movements in foreign exchange rates. Principal risks associated with such transactions include the movement in value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform. Fluctuations in the value of such forward currency transactions are recorded daily as unrealized gain or loss; realized gain or loss includes net gain or loss on transactions that have terminated by settlement or by the Fund entering into offsetting commitments.


                                       13                            FORUM FUNDS

--------------------------------------------------------------------------------
AUSTIN GLOBAL EQUITY FUND
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2001
--------------------------------------------------------------------------------

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

REPURCHASE AGREEMENTS - The Fund may invest in repurchase agreements. The Fund, through its custodian, receives delivery of the underlying securities, whose market value must always equal or exceed the repurchase price. In the event of default, the Fund may have difficulties disposing of such securities.

DISTRIBUTIONS TO SHAREHOLDERS - Distributions to shareholders of net investment income and net capital gain, if any, are declared and paid at least annually. Distributions are based on amounts calculated in accordance with applicable federal income tax regulations, which may differ from generally accepted accounting principles. These differences are due primarily to differing treatments of income and gain on various investment securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund.

FEDERAL TAXES - The Fund intends to qualify each year as a regulated investment company and distribute all its taxable income. In addition, by distributing in each calendar year substantially all its net investment income, capital gain and certain other amounts, if any, the Fund will not be subject to a federal excise tax. Therefore, no federal income or excise tax provision is required.

EXPENSE  ALLOCATION  -  The  Trust  accounts   separately  for  the  assets  and
liabilities and operations of its funds. Expenses that are directly attributable to more than one fund are allocated among the respective funds.

In November 2000, the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies ( the Guide). The Guide is effective for annual financial statements issued for fiscal year beginning after December 15, 2000. Management of the Fund does not anticipate that the adoption of the Guide will have a significant effect on the financial statements.

NOTE 3. ADVISORY FEES, SERVICE FEES AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISER - The investment adviser to the Fund is Austin Investment Management, Inc. (the "Adviser"). Pursuant to an Investment Advisory Agreement, the Adviser receives an advisory fee from the Fund at an annual rate of 1.50% of the average daily net assets of the Fund.

ADMINISTRATOR - The administrator of the Fund is Forum Administrative Services, LLC ("FAdS"). For its services, FAdS receives an administrative fee at an annual rate of 0.25% of the average daily net assets of the Fund.

TRANSFER AGENT - The transfer agent and dividend disbursing agent for the Fund is Forum Shareholder Services, LLC ("FSS"). FSS receives an annual fee of $12,000, plus certain shareholder account fees.

CUSTODIAN - The custodian is Forum Trust, LLC. The Fund pays an annual global custody fee based on an annualized percentage of the average daily net assets of the Fund. The Fund also pays an annual maintenance fee of $8,000 plus certain other transaction fees. These fees are paid monthly.


                                       14                            FORUM FUNDS

--------------------------------------------------------------------------------
AUSTIN GLOBAL EQUITY FUND
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2001
--------------------------------------------------------------------------------

NOTE 3. ADVISORY FEES, SERVICE FEES AND OTHER TRANSACTIONS WITH AFFILIATES (CONTINUED)

DISTRIBUTOR - Forum Fund Services, LLC ("FFS"), a registered broker-dealer and a member of the National Association of Securities Dealers, Inc., is the Fund's distributor. FFS receives no compensation for its distribution services.

OTHER SERVICE PROVIDER - Forum Accounting Services, LLC ("FAcS") provides fund accounting services to the Fund. For its services, FAcS receives an annual fee of $36,000, plus certain amounts based upon the asset level of the Fund as well as the number and type of portfolio transactions made by the Fund plus additional charges based on type of securities held.

NOTE 4. SECURITY TRANSACTIONS

The cost of purchases and proceeds from sales of securities, other than short-term investments, totaled $22,654,546 and $21,630,722, respectively, for the year ended March 31, 2001.

For federal income tax purposes, the tax basis of investment securities owned as of March 31, 2001, was $24,278,052. The aggregate gross unrealized appreciation and the aggregate gross unrealized depreciation for all securities were $5,283,571 and $2,717,236, respectively.

NOTE 5. FEDERAL TAX STATUS

For federal income tax purposes, dividends from short-term capital gains are classified as ordinary income. Pursuant to Section 852 (b) (3) of the Internal Revenue Code, the Fund designated $2,001,584 as capital gain dividends for the taxable year.


                                       15                            FORUM FUNDS

--------------------------------------------------------------------------------
AUSTIN GLOBAL EQUITY FUND
INDEPENDENT AUDITORS' REPORT

--------------------------------------------------------------------------------


Board of Trustees and Shareholders,
Austin Global Equity Fund:

         We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Austin Global Equity Fund (one of the portfolios constituting Forum Funds) as of March 31, 2001, the related statement of operations for the year then ended, the statement of changes in net assets for the two years ended March 31, 2001 and 2000, and the financial highlights for each of the five years in the period ended March 31, 2001. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

         We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at March 31, 2001 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

         In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Austin Global Equity Fund as of March 31, 2001, the results of its operations, the changes in its net assets, and its financial highlights for the period then ended in conformity with accounting principles generally accepted in the United States of America.




DELOITTE & TOUCHE LLP


Boston, Massachusetts
May 18, 2001


                                       16                            FORUM FUNDS

        FOR MORE INFORMATION                            FORUM
                                                        FUNDS

         Investment Advisor                    AUSTIN GLOBAL EQUITY FUND
 Austin Investment Management, Inc.
     375 Park Avenue, Suite 2102
       New York, NY 10152-2198




          Transfer Agency
   Forum Shareholder Services, LLC
        Two Portland Square
         Portland, ME 04101




            Distributor
      Forum Fund Services, LLC
        Two Portland Square
         Portland, ME 04101


This report is authorized for distribution only to shareholders and to others who have received a copy of the Fund's prospectus.



                [LOGO]

             FORUM FUNDS
             P.O. BOx 446
          Portland, ME 04112
             800-94FORUM
             800-943-6786
             207-879-0001
          www.forumfunds.com